First Community Bancshares, Inc.

NASDAQ: FCBC

May 2010


First
Community
Bank



Forward-Looking Disclosures

First Community Bancshares, Inc.

This presentation may include **forward-looking statements**. These forward-looking statements are based on current expectations that **involve risks, uncertainties and assumptions**. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual **results may differ materially**. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company's Securities and Exchange Commission reports, including but not limited to the Annual Report on Form 10-K for the most recent year ended. Pursuant to the Private Securities Litigation Reform Act of 1995, the **Company does not undertake to update forward-looking statements** contained within this presentation.


STRENGTH. BALANCE. BACKBONE.

First Community Bancshares Overview

Investment Highlights

First Community Bancshares, Inc.

- A $2.3 billion VA, WV, NC and TN branch franchise
  - 135 years of continuous operation
  - Strong history of core earnings and dividend payments
  - Robust market share in legacy markets and attractive expansion into growth markets
  - Positioned as regional consolidator
  - Legacy markets benefit from both economic stability and limited real estate price volatility

House Price Index (YoY % Change) Source: FRB Richmond February 2010 Monthly Update				
U.S.	5th District	WV	Charleston	Roanoke
-4.08	-4.29	-1.76	0.61	-0.13

- Strong culture of management and employee ownership
  - Established and experienced management team with average tenure > 19 years
  - Insider ownership of 7%

Investment Highlights

First Community Bancshares, Inc.

- True retail franchise generating low cost core deposits
  - Over 119,000 customer accounts with Q1 2010 average cost of funds of 1.55%, below peer average of 1.69%
- Exceptional balance sheet profile
- Strong loan quality
  - NPLs/Loans of 1.26% versus peers of 3.63% at March 31, 2010
  - NPAs/Assets of 0.97% versus peers of 4.01% at March 31, 2010
  - NCOs/Avg Loans of 1.00% versus peers of 1.08% for Q1 2010
- Strong pre-tax, pre-provision core income
- Resilient net interest margin of 4.02%, 55 basis points above peers for Q1 2010

Investment Highlights

First Community Bancshares, Inc.

- Strong non-margin, fee-based revenue diversification
- Fresh start on 2010
  - Core earnings back to prominent position
  - No exposure to pooled TPS impairments
  - Continued capital strength
  - Ready to grow

Experienced, Executive Management Team

First Community Bancshares, Inc.

- Strong culture of management and employee ownership
  - Established and experienced management team with average tenure > 19 years; total insider ownership of 7%

	Years in Banking	Years with FCB
John M. Mendez President and CEO	25	25
Robert L. Buzzo President, FCBNA	37	37
E. Stephen Lilly Chief Operating Officer	29	13
David D. Brown Chief Financial Officer	10	5
Gary R. Mills Chief Credit Officer	19	11
Martyn A. Pell SVP – Corporate Development and Strategy	17	17
Robert Schumacher SVP- General Counsel	26	26
Average	23	19

Current Franchise Overview: Branch Map

- 71 locations across five-states (Virginia, West Virginia, North Carolina, Tennessee and South Carolina)
- Attractive urban and suburban markets in the Carolinas, Virginia, West Virginia, and Tennessee
- Full array of services creates financial partnership with our customers
- Strong growth from organic and acquisition strategies
  - 11.9% 10-year asset CAGR
- Expanding wealth and insurance lines of business
- Alternative solution-space between small community banks and impersonal regional and national banks
- Attract new deposit relationships from big bank fallout
- Continue developing legacy markets in the Virginias



Legacy Markets
Morgantown
Bridgeport
Charleston
Charlottesville
Roanoke
Richmond
Norfolk
Johnson City
Greensboro
Winston-Salem
Raleigh
Charlotte
Greenville
Columbia
FCBC Headquarters
Current Locations
GreenPoint Locations
Loan Production Locations

Current Franchise Overview: Market Demographics and Position

First Community Bancshares, Inc.

MSA/County	Market Rank	Branches	Deposits in Market ($000)	Deposit Market Share (%)	Total Population 2008 (Actual)	Projected Population Change 2008-2013 (%)	Median HH Income 2008 ($)	Projected HH Income Change 2008-2013 (%)
Legacy Markets								
Princeton-Bluefield, WV-VA	1	12	578,573	27.13	105,665	(0.97)	33,404	13.20
Nicholas, WV	3	5	92,407	23.26	26,452	(0.20)	32,610	12.70
Upshur, WV	2	1	95,183	30.70	23,663	1.20	33,311	12.41
Wyoming, WV	2	4	81,970	34.99	24,385	(3.49)	28,999	13.24
Beckley, WV	5	3	74,024	6.38	80,735	1.14	35,512	13.70
Clarksburg, WV	9	2	47,282	3.58	92,719	0.79	36,851	14.26
Logan, WV	4	1	47,356	9.05	35,962	(2.70)	29,921	13.20
Emporia, VA	3	2	43,403	17.92	5,739	0.10	38,050	15.79
Alleghany, NC	3	1	33,092	16.02	11,230	2.51	36,541	13.41
Wythe, VA	8	2	23,617	4.61	28,763	2.85	39,180	11.17
Dickenson, VA	4	1	22,927	11.19	16,311	(0.20)	27,661	8.99
Monroe, WV	3	1	16,067	14.15	13,356	0.56	33,640	11.37
Webster, WV	2	1	14,367	22.74	9,717	0.19	24,970	8.85
Summers, WV	3	1	12,763	9.70	14,191	(1.21)	26,001	14.26
Wise, VA	9	1	5,552	1.09	42,381	(0.12)	31,700	11.75
MSA/County Totals		**38**	**1,188,583**		**531,249**			
Weighted Average: MSA/County						**(0.51)**	**33,235**	**13.08**
Growth Markets								
Statesville-Mooresville, NC	7	1	105,944	4.71	156,294	16.66	54,189	15.09
Johnson City, TN	11	4	84,243	2.72	195,655	4.69	39,043	15.85
Richmond, VA	22	6	71,064	0.27	1,229,109	7.28	61,232	14.59
Winston-Salem, NC	10	5	192,011	1.00	473,223	8.21	53,232	15.02
Hickory-Lenoir-Morganton, NC	13	1	45,999	1.05	366,830	3.91	47,194	14.66
Charlotte-Gastonia-Concord, NC-SC	41	2	21,480	0.01	1,687,342	16.21	62,876	18.46
Mount Airy, NC	10	1	14,198	1.02	73,908	2.00	41,210	13.45
North Wilkesboro, NC	11	1	12,196	1.57	68,020	2.02	41,620	12.28
Kingsport-Bristol, TN-VA	26	1	8,817	0.20	308,843	2.21	40,674	15.56
MSA/County Totals		**22**	**555,952**		**4,559,224**			
Deposit Weighted Average: MSA/County						**8.73**	**51,399**	**15.12**

Deposit data as of June 30, 2009
Source: FDIC, SNL Financial

Strategic Direction

First Community Bancshares, Inc.

- Transformational growth to $5 billion
  - Targeted strategic bank acquisitions
    - Fill in primary markets
    - Attractive price levels
  - FDIC-assisted transactions
    - Possible larger transactions
    - Primary and secondary markets
- Continue diversification of revenues
  - Acquisition of insurance agencies
    - Populate primary markets
    - Achieve greater integration with bank services
  - Build wealth management organically
- Build premier financial services firm
  - Capability with community bank flavor
- Refine, integrate, and polish service levels and processes
- Reset regional structure
- Enhance customer solutions capability

Strategic Direction


Balanced Growth and Profitability Strategy
Alternative Solution vs. Large Banks
Position as Regional Consolidator
Pursue Growth Markets around Key MSA's
Develop Legacy Markets/Earnings Driver
Diversify Revenues into Associated Financial Service Lines (Wealth and Insurance)

First Community Bancshares, Inc.

Credit Quality

- Protect the culture/defend underwriting
- Defensive posture on real estate
- Cutting all exposures to A&D through remainder of the cycle
- Outstandings have fallen
- Carry excess liquidity
- Early detection of emerging problem loans
- Recent CRE stress testing shows stable portfolio

First Community Bancshares, Inc.

Earnings Leadership

- **Efficiency**
  - Conservative business approach
  - Low cost structure in headquarters region
  - Lower cost workforce
- **Core Deposits**
  - Built over years of operation
  - Value of the franchise
  - Strong market share
- **Cost of Funds**
  - Strong DDA base
  - Disciplined approach to pricing
- **Diversified Non-Credit Revenues**
  - Innovative retail strategy
  - Incentive driven
  - Legacy trust division
  - Strong compound growth from insurance agency acquisitions

Efficiency Ratio		
	FCB	Peer Group
2009	59.14%	67.90%
2008	59.23%	64.33%

Top Market Share						
County	2009 Rank	2008 Rank	2009 Total Market Deposits	2009 FCB Market Share	2008 Total Market Deposits	2008 FCB Market Share
Mercer	1	1	$364.7 M	35.73%	$371.4M	35.95%
Upshur	2	2	$95.2 M	30.70%	$78.6M	27.18%
Wyoming	2	2	$82.0 M	34.99%	$76.3M	34.04%
Taylor	2	2	$47.3 M	44.96%	$45.7M	45.76%

Key Franchise Differentiator: Retail Franchise with Core, Low Cost Deposits

First Community Bancshares, Inc.

Deposit Composition
as of March 31, 2010



IRA 4.9%
IRA Jumbo 1.5%
Demand 11.9%
Time Jumbo 18.5%
Interest-Bearing Demand 13.9%
Time 24.6%
Savings 24.8%

Account Balances as of March 31, 2010	Accounts	Balance	Period End W.A.R.
Demand	34,810	$206,925	0.00%
Interest-Bearing Demand	35,665	257,888	0.40%
Savings	25,069	425,120	0.80%
Total DDA	95,544	889,933	0.50%
Time	17,922	396,475	2.12%
Time Jumbo	1,270	273,953	2.17%
IRA	4,381	79,892	2.59%
IRA Jumbo	145	25,189	3.20%
Total Non-DDA	23,718	$775,509	2.22%
Total Retail Funds	119,262	$1,665,442	1.30%

- Over 119,000 customer accounts
- No brokered deposits
- Stable deposit base in legacy markets
- Significantly lower cost of deposits than regional and nationwide peers

Key Franchise Differentiator: Rapid Growth in Non-Interest Income

First Community Bancshares, Inc.

- Since 2004, the Company has grown non-interest income sources to reduce interest rate cycle exposure
  - Increased wealth management line of business
  - Grown insurance line of business
  - Re-engineered retail product set and sales approach
  - Focused on cash management services for commercial clients
  - Increased capacity to improve charges for deposit services

Dollars in thousands

Non-Interest Income	2004	2005	2006	2007	2008	2009	2010 YTD	CAGR
Wealth Management	$2,489	$2,956	$2,811	$3,880	$4,100	$4,147	$3,589	6.29% [1]
Service Charges on Deposits	$9,122	$10,095	$10,242	$11,387	$14,067	$13,892	$12,126	4.86% [1]
Insurance Revenue	0	0	0	$1,142	$4,988	$6,988	$8,922	98.41% [2]

[1] Six-year CAGR for the period 2004 to 2010
[2] Three-year CAGR for the period 2007 to 2010

M&A

First Community Bancshares, Inc.

Opportunity:

- FCB is a strong partner
- FCB provides exit strategy for institutions under pressure
- Look to augment existing franchise
- Opportunistic
- Assisted transactions
- Strong currency
- Predominately stock
- Growing opportunity throughout credit cycle

Filters:

- Like minded community bank organizations
- Strength of franchise
- Core deposit base (Strong DDA)
- Suburban markets near key MSA's
- Deep cost savings
- Growth orientation

Recent Acquisitions:
Bank & Thrift Transactions

First Community Bancshares, Inc.

Coddle Creek Financial Corp Acquisition

- Expanded our franchise into the dynamic Iredell and Mecklenburg County Markets
- Market Population growth in both counties projected to be in excess of 14.5% over 5 years
- NC population growth projected to be 8.9% compared to the national projection of 6.3%
- Achieved cost savings projections of 46%

TriStone Community Bank Acquisition

- Expands our franchise in the Winston-Salem market and retain strong and talented team to lead our Winston-Salem area
- Conservative loan portfolio with minimal exposure to construction and development loans and strong credit quality trends
- Below book value deal resulted in bargain purchase gain of $4.5 million
- Capital accretive





Recent Acquisitions: Insurance Agency Transactions

First Community Bancshares, Inc.

- Acquired GreenPoint Insurance (High Point, NC) in September 2007
  - Full service insurance agency headquartered in High Point, NC
  - Provider of commercial and personal insurance lines, employee benefits and life and health insurance services
- Acquired REL Insurance Services (High Point, NC) in July 2008
  - Provider of commercial & personal, financial products, contractors bonding and employee benefits insurance services
- Acquired Carr & Hyde Insurance (Warrenton, VA) in December 2008
  - Full-service insurance agency providing a wide range of both commercial and personal insurance products

GREENPOINT INSURANCE GROUP
Protection and Security for every direction of your life

rel simplify.

CARR & HYDE C&H INSURANCE

FDIC Opportunities

First Community Bancshares, Inc.

- The primary focus of M&A activity today
- Objectives
  - One or more transactions within our primary or secondary markets
  - Lead transformational growth
  - Expect material accretion to TBV and EPS
- Planning and Process
  - Developed integration plan using internal and external resources
  - Conducted diligence process on one and did not ultimately bid
- Five-state field of opportunity
  - Able to cast a wide net for strategic and fill-in acquisitions

First Community Bancshares, Inc.

FDIC Opportunities

- Why will we be successful?
  - Best partner
  - Well-suited geographically
  - Sparse and thinning competition
  - History as an integrator
  - Converted 25 deals in 26 years
  - Two healthy bank deals in the last 20 months
  - High number of emerging opportunities

FDIC Opportunities


Cincinnati
Frankfort
Lexington
Charleston
Baltimore
Annapolis
Washington
Dover
Richmond
Virginia Beach
Raleigh
Columbia
Atlanta

- Banks under $1.15 billion with Texas Ratios greater than 100 or under regulatory directive
- Represents $9.11 billion in opportunities

Loan Portfolio: Diversified Portfolio with Strong Loan Quality

First Community Bancshares, Inc.

- Strong loan quality
  - NPLs / Net Loans at March 31, 2010 of 1.25%
  - Total delinquency of 2.35%
- Geographically diversified portfolio across the region
- Highly Granular:
  - Majority of loans in $30,000 to $300,000 range
- Top 10 loans in portfolio represent less than 5.51% of total portfolio
- Stable residential real estate portfolio (46.5% of total loans) in markets with limited price increases over the last year
- Limited C&D exposure (< 8.17%)



Loan Composition at March 31, 2010
Consumer 4.5%
Other 0.3%
Comm'l and Agriculture 7.6%
Const. & Devel. 8.1%
Comm'l RE 33.0%
Resi RE 46.5%



FCB
Peer Group
60.00%
40.00%
20.00%
0.00%
9.1%
21.4%
47.9%
30.5%
Construction & Development
Residential RE

Loan Portfolio:
Strong Loan Quality

First Community Bancshares, Inc.

Non-Performing Loans / Total Loans



4.00%
3.00%
2.00%
1.00%
0.00%
FCBC
Peers
0.28
0.18
0.32
0.24
0.26
0.38
1.00
1.39
1.47
3.41
1.26
3.63
2005
2006
2007
2008
2009
Q1 10

Reserves / Nonperforming Loans



500%
400%
300%
200%
100%
0%
FCBC
Peers
400
333
356
376
405
281
124
96
105
57
126
67
2005
2006
2007
2008
2009
Q110

Net Charge-Offs / Average Loans



1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.38
0.12
0.22
0.11
0.19
0.12
0.45
0.30
0.70
1.12
1.00
1.08
2005
2006
2007
2008
2009
Q110

Peers include publicly traded banks with assets between $1 and $4 billion in NC, SC, East TN, VA, and WV (BNCN, CBKN, CFNL, CHCO, CRFN, CWBS, EVBS, FBNC, FFCH, FNBN, GRAN, GRNB, HMPR, NBBC, PEBK, PFBI, SCBT, SCMF, SMMF, STEL, TOWN, UBSH, VCBI, YAVY)
Source: SNL Financial and Company filings through April 30, 2010

Loan Portfolio:
Residential Real Estate Portfolio

First Community Bancshares, Inc.

- The residential real estate portfolio is made up of 10,861 loans with an average balance of $59,675
- First quarter 2010 consumer credit scoring shows weighted average FICO of 709
- Total FCBC mortgage delinquency of 2.75% compared to the delinquency rate reported by a Mortgage Bankers Association survey of 10.44% and the FDIC Quarterly Banking Profile delinquency rate of 4.60% at March 31, 2010

Residential Real Estate –
Total Portfolio of $646.7million
Geographic Dispersion



Tennessee
2.6%
South
Carolina
0.3%
North
Carolina
34.8%
West Virginia
47.6%
Virginia
14.7%

Data as of March 31, 2010

Loan Portfolio:
A&D and Construction

First Community Bancshares, Inc.

- The Company holds 689 A&D and Construction Loans with an average balance of $165,150
- The A&D and Construction loan book is geographically diversified with the three largest market areas being: NC 50%, WV 32% and VA 16%
- A&D and Construction Loans have decreased from $125.7 million at December 31, 2009, to $113.7 million at March 31, 2009

A&D and Construction – Total Portfolio of $113.7 million

Type


Commercial Construction 36.5%
Other Land 25.6%
Acquisition & Development 19.5%
Consumer Construction 18.4%

Market


Richmond 14.6%
Nicholas 1.0%
Taylor 1.2%
SW VA 1.5%
Southside 0.0%
Tristone 18.5%
NC-Coddle Creek 0.9%
NC-Piedmont 26.2%
NC-Legacy 4.3%
Wyoming 0.3%
Raleigh 6.4%
Upshur 3.8%
Bluefield 1.6%
Princeton/Monroe/Summers 17.8%
East TN 1.9%
SC 0.0%

Financial data as of March 31, 2010

First Quarter 2010 Update

First Community Bancshares, Inc.

- First quarter GAAP net income gain of $5.3 million and diluted EPS of $.30 per share.
- Core earnings remain strong at $5.7 million, or $0.32 per share
- Asset quality metrics continue to compare favorably to peers with a ratio of non-performing assets to total assets at March 31, 2010, of 97 basis points
- Net interest margin increased to 4.02%, up 10 basis points from the quarter ended December 31, 2009
- First Community Bank, N. A. remains "well-capitalized" with a total risk-based capital ratio of 12.4%, Tier 1 risk-based capital ratio of 11.2%, and a Tier 1 leverage ratio of 7.8% at March 31, 2010

Current Franchise Overview: Financial Results

First Community Bancshares, Inc.

	2005	2006	2007	2008	2009	Q1 2010
Net income available to common shareholders (as-reported)	$ 26,303	$ 28,948	$ 29,632	$ 2,826	$ (40,388)	$ 5,278
Diluted EPS	$ 2.32	$ 2.57	$ 2.62	$ 0.25	$ (2.72)	$ 0.30
Core net income *	$ 26,077	$ 28,614	$ 29,777	$ 21,865	$ 16,712	$ 5,706
Core diluted EPS *	$ 2.30	$ 2.54	$ 2.64	$ 1.96	$ 1.12	$ 0.32
Dividend	$ 1.02	$ 1.04	$ 1.08	$ 1.12	$ 0.30	$ 0.10
ROAA	1.37%	1.46%	1.39%	0.14%	-1.81%	0.95%
ROAE	13.79%	14.32%	13.54%	1.43%	-16.46%	8.26%
Margin	4.39%	4.22%	3.80%	3.88%	3.74%	4.02%
Efficiency (non-GAAP) **	53.8%	51.1%	51.2%	57.5%	59.1%	54.52%

- **Core return on assets and return on equity significantly above peer GAAP averages**
- **NIM and efficiency ratio superior to peer averages**

* See Appendix A for reconciliation of core net income.

** Non-GAAP Efficiency Ratio calculated as non-interest expense as a percentage of net interest income plus non-interest income; non-interest expense used in the calculation excludes amortization of intangibles and non recurring expense; income used is increased by the favorable effect of tax-exempt income and excludes securities gains and losses and non-recurring gains

Current Franchise Overview: Financial Results by Quarter

First Community Bancshares, Inc.

	2009 Q1	2009 Q2	2009 Q3	2009 Q4	2010 Q1
Net income available to common shareholders (as-reported)	$ 4,659	$ 1,827	$ (12,312)	$(34,562)	$ 5,278
Diluted EPS	$ 0.40	$ 0.14	$ (0.71)	$ (1.95)	$ 0.30
Core net income *	$ 5,290	$ 3,696	$ 4,319	$ 2,272	$ 5,706
Core diluted EPS *	$ 0.46	$ 0.29	$ 0.25	$ 0.13	$ 0.32
Dividend	$ -	$ 0.20	$ 0.10	$ -	$ 0.10
ROAA	0.87%	0.34%	-2.15%	-5.99%	0.95%
ROAE	10.61%	3.82%	-18.78%	-51.15%	8.26%
Margin	3.73%	3.62%	3.68%	3.92%	4.02%
Efficiency (non-GAAP) **	58.25%	58.62%	59.40%	61.29%	54.52%

Financial Performance Highlights: Efficiency, Cost of Funds, Net Interest Margin

First Community Bancshares, Inc.

Efficiency


FCBC
Peers
80%
60%
40%
58.1%
58.1%
51.1%
61.5%
51.2%
60.9%
57.5%
65.8%
59.1%
67.1%
54.5%
66.8%
2005
2006
2007
2008
2009
Q1 10

Cost of Funds


FCBC
Peers
3.50%
2.50%
1.50%
2.09%
2.09%
2.75%
3.11%
3.14%
2.46%
2.83%
1.81%
2.03%
1.55%
1.76%
2005
2006
2007
2008
2009
Q1 2010

Net Interest Margin


FCBC
Peers
4.50%
4.00%
3.50%
3.00%
4.39%
4.39%
4.22%
4.29%
3.80%
4.06%
3.88%
3.59%
3.74%
3.36%
4.02%
3.47%
2005
2006
2007
2008
2009
Q1 2010

Peers include publicly traded banks with assets between $1 and $4 billion in NC, SC, East TN, VA, and WV (BNCN, CBKN, CFNL, CHCO, CRFN, CWBS, EVBS, FBNC, FFCH, FNBN, GRAN, GRNB, HMPR, NBBC, PEBK, PFBI, SCBT, SCMF, SMMF, STEL, TOWN, UBSH, VCBI, YAVY)
Source: SNL Financial and Company filings through April 30, 2010

Why buy FCBC?

First Community Bancshares, Inc.

- A $2.3 billion VA, WV, NC and TN branch franchise
  - Robust market share in legacy markets and attractive expansion into growth markets
- Positioned as regional consolidator
  - Looking to grow via strategic and opportunistic FDIC-assisted deals
- True retail franchise generating low cost core deposits
  - Over 119,000 customer accounts
- Strong loan quality
  - NPLs / Loans of 1.26% versus peers of 3.63% at March 31, 2010
  - NCOs / Avg. Loans of 1.00% versus peers of 1.08% for Q1 2010

Why buy FCBC?

First Community Bancshares, Inc.

- Strong pre-tax, pre-provision core income
- Resilient net interest margin of 4.02% for Q1 2010 and 3.74% for 2009
- Strong non-margin, fee-based revenue diversification
- Strong dividend yield at over 3%
- Positioned to emerge as one of the strongest players in the region and build one of the best franchises in the Mid-Atlantic
- Attractive valuation on forward earnings potential

First Community Bancshares, Inc.

STRENGTH. BALANCE. BACKBONE.

YOUR ***FIRST*** FINANCIAL RESOURCE

Non-GAAP Reconciliation of Core Earnings

Appendix A

	2005	2006	2007	2008	2009	Q1 2010
Net income available to common shareholders (as-reported)	$ 26,303	$ 28,948	$ 29,632	$ 3,081	$ (38,228)	$ 5,278
Securities gains	(753)	(75)	(411)	(1,899)	11,673	(250)
Other-than-temporary impairments	-	-	-	29,974	78,863	-
Branch sale gains	(4,366)	(1,035)	-	-	-	-
Acquisition gains	-	-	-	-	(4,493)	-
Amortization of intangibles	435	410	467	689	-	-
Prepayment penalties	3,794	-	-	1,647	88	-
Merger-related expenses					1,726	-
Other non-core items	520	153	181	382	2,664	935
Tax effect	144	213	(92)	(12,009)	(35,581)	(257)
Core net income	$ 26,077	$ 28,614	$ 29,777	$ 21,865	$ 16,712	$ 5,706
Core diluted EPS	$ 2.30	$ 2.54	$ 2.64	$ 1.96	$ 1.12	$ 0.32